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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No.'s 33-47486, 33-59646, and 33-87456.



                                                             ARTHUR ANDERSEN LLP
Minneapolis, Minnesota
September 25, 1997